Unaudited Condensed Consolidated Statements of Changes in Partners' Capital - USD ($) $ in Thousands	Total	General Partner	Common Unitholders	Preferred Unitholders
Balance at Dec. 31, 2015	$ 937,820	$ 16,998	$ 810,239	$ 110,583
Partnership's net income	26,975	426	20,999	5,550
Dividends declared and paid (Note 8)	(44,142)	(765)	(37,749)	(5,628)
Equity compensation expense (Note 9)	525		525
Balance at Jun. 30, 2016	921,178	16,659	794,014	110,505
Balance at Dec. 31, 2016	927,757	16,685	800,566	110,506
Partnership's net income	22,072	320	16,202	5,550
Dividends declared and paid (Note 8)	(25,619)	(390)	(19,679)	(5,550)
Issuance of Partnership's units (Note 8)	4,993		4,993
Equity compensation expense (Note 9)	578		578
Balance at Jun. 30, 2017	$ 929,781	$ 16,615	$ 802,660	$ 110,506